UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 6, 2020

Gilead Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19731 (Commission File No.)	94-3047598 (IRS Employer Identification No.)

333 Lakeside Drive Foster City, California

(Address of principal executive offices)

94404

(Zip Code)

(650) 574-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001, per share	GILD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Gilead Sciences, Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”) in a virtual-only format on May 6, 2020. Of the 1,259,015,170 shares of the Company’s common stock entitled to vote at the Annual Meeting, 1,086,605,018 shares were represented at the meeting in person or by proxy, constituting a quorum. The voting results are presented below.

The Company’s stockholders elected eight directors to serve for the next year and until their successors are elected and qualified, or until their earlier death, resignation or removal. The votes regarding the election of directors were as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jacqueline K. Barton, Ph.D.	925,754,360	17,417,259	1,081,322	142,352,077
Sandra J. Horning, M.D.	940,675,097	2,503,838	1,074,006	142,352,077
Kelly A. Kramer	936,103,077	6,916,212	1,233,652	142,352,077
Kevin E. Lofton	903,494,557	34,142,209	6,616,175	142,352,077
Harish Manwani	865,116,078	77,884,070	1,252,793	142,352,077
Daniel P. O’Day	886,840,307	54,412,258	3,000,376	142,352,077
Richard J. Whitley, M.D.	913,620,679	29,462,550	1,169,712	142,352,077
Per Wold-Olsen	895,920,469	47,038,879	1,293,593	142,352,077

The Company’s stockholders ratified the selection of Ernst & Young LLP by the Audit Committee of the Board as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020. The proposal received the following votes:

Votes For	1,038,105,703
Votes Against	46,766,472
Abstentions	1,732,843

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as presented in the Proxy Statement. The proposal received the following votes:

Votes For	787,710,269
Votes Against	154,377,811
Abstentions	2,164,861
Broker Non-Votes	142,352,077

The Company’s stockholders did not approve a stockholder proposal requesting that the Board adopt a policy that the Chairperson of the Board be an independent director. The proposal received the following votes:

Votes For	409,728,849
Votes Against	531,494,861
Abstentions	3,029,231
Broker Non-Votes	142,352,077

The Company’s stockholders did not approve a stockholder proposal requesting that the Board eliminate the ownership threshold for stockholders to request a record date to take action by written consent. The proposal received the following votes:

Votes For	89,181,139
Votes Against	852,016,384
Abstentions	3,055,418
Broker Non-Votes	142,352,077

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)

/s/ Brett A. Pletcher
Brett A. Pletcher
EVP, Corporate Affairs, General Counsel and Corporate Secretary

Date:     May 8, 2020